                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JULY 15, 2002
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      0-27127                04-3332534
---------------------------- ---------------------------- ---------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                     20 SECOND AVENUE, BURLINGTON, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)

                                 ---------------

This Current Report on Form 8-K/A amends and restates, in its entirety, the Current Report on Form 8-K (date of report July 15, 2002), which was filed with the Securities and Exchange Commission on July, 29, 2002.

ITEM 2. DISPOSITION OF ASSETS

     On July 15, 2002, iBasis, Inc. ("iBasis") completed the sale of substantially all of the assets of its wholly owned subsidiary, iBasis Speech Solutions, Inc. ("ISS"), to Convergys Customer Management Group Inc. (the "Purchaser"), a wholly owned subsidiary of Convergys Corporation ("Convergys"), for $17 million in cash delivered upon closing on July 15, 2002, an additional $1.5 million placed in escrow to secure certain indemnification obligations assumed by iBasis, and up to $16 million in earn-out payments that may be awarded upon the achievement of certain milestones by the business of ISS. The earn-out period will conclude on December 31, 2003. The consideration received for the sale was determined to be the fair value of the assets sold.

     The assets of ISS sold to Purchaser included, but were not limited to: accounts receivable; equipment, fittings, furniture and leasehold improvements; customer lists; all rights under leases, contracts and other agreements or instruments; intellectual property; goodwill; and business records and other documents.

     ISS developed and hosted advanced Interactive Voice Response (IVR) and Advanced Speech Recognition (ASR) solutions for large carrier and enterprise customers. Based in Reston, Va., ISS employed 130 employees and had approximately 40 customers.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION

          Pro Forma Condensed Consolidated Balance Sheet as of
          June 30, 2002 (Unaudited)                                        4

          Pro Forma Condensed Consolidated Statement of Operations
          for the Six Months Ended June 30, 2002 (Unaudited)               5

          Pro Forma Condensed Consolidated Statement of Operations
          for the Year Ended December 31, 2001 (Unaudited)                 6

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet has been prepared based on the unaudited historical condensed consolidated balance sheets of iBasis and ISS as of June 30, 2002 as if the sale of ISS had occurred as of June 30, 2002.

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2002 and for the year ended December 31, 2001 give effect to the sale of ISS as if the sale had occurred as of January 1, 2001. Pro Forma adjustments are described in the accompanying notes.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of the actual results of operations that would have been reported had the sale of ISS been completed as of January 1, 2001, nor do they purport to indicate the results of future operations of iBasis, Inc. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made.

                                  iBASIS, INC.
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                         PROFORMA
                                                                        ADJUSTMENTS
                                                         HISTORICAL         (A)            PROFORMA
                                                       -------------   --------------   --------------
Cash and cash equivalents                              $ 50,254,601    $ 17,000,000     $ 67,254,601
Restricted cash                                           8,066,667             -          8,066,667
Accounts receivable, net                                 27,232,337             -         27,232,337
Prepaid expenses and other current assets                 6,638,362       1,500,000        8,138,362
Assets of discontinued operations                        22,494,998     (22,494,998)             -
                                                       -------------   --------------   --------------
   Total current assests                                114,686,965      (3,994,998)     110,691,967
                                                       -------------   --------------   --------------
Property and equipment, net                              64,744,989             -         64,744,989
Deferred debt financing costs, net                        1,762,295             -          1,762,295
Long term investment in non-marketable security           5,000,000             -          5,000,000
Other assets                                              2,041,362             -          2,041,362
                                                       -------------   --------------   --------------
      Total assets                                     $188,235,611    $ (3,994,998)    $184,240,613
                                                       =============   ==============   ==============
Accounts payable                                       $ 12,822,235    $        -       $ 12,822,235
Accrued expenses                                         28,176,852             -         28,176,852
Liabilities of discontinued operations                    3,994,998      (3,994,998)             -
Long term debt, current portion                          33,819,923             -         33,819,923
                                                       -------------   --------------   --------------
   Total current liabilities                             78,814,008      (3,994,998)      74,819,010
                                                       -------------   --------------   --------------
Long term debt, net of current portion                  120,844,361             -        120,844,361

Common stock                                                 45,626             -             45,626
Additional paid-in capital                              369,186,694             -        369,186,694
Deferred compensation                                      (710,334)            -           (710,334)
Accumulated deficit                                    (379,944,744)            -       (379,944,744)
                                                       -------------   --------------   --------------
      Total stockholders' equity                        (11,422,758)            -        (11,422,758)
                                                       -------------   --------------   --------------
      Total liabilities and stockholders' equity       $188,235,611    $ (3,994,998)    $184,240,613
                                                       =============   ==============   ==============

-------------
(A) Proforma adjustments reflect the sale of the net assets of ISS (including $17.0M in cash and a $1.5M escrow receivable).

                                  iBASIS, INC.
              PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

                                                                                            PRO FORMA
                                                                                           ADJUSTMENTS
                                                                           HISTORICAL          (B)        PRO FORMA
                                                                         --------------   -------------  ------------
Net revenue                                                              $ 83,648,996            -      $ 83,648,996
                                                                                  -
Cost and operating expenses:
   Data communications and telecommunications                              73,286,078            -        73,286,078
   Research and development                                                 9,515,657            -         9,515,657
   Selling and marketing                                                    6,864,148            -         6,864,148
   General and administrative                                              17,338,792            -        17,338,792
   Depreciation and amortization                                           19,227,038            -        19,227,038
   Non-cash stock-based compensation                                          668,531            -           668,531
   Loss on sale of messaging business                                       2,498,165            -         2,498,165
   Restructuring costs                                                      4,361,697            -         4,361,697
                                                                        ---------------  ------------  ---------------
     Total operating expenses                                             133,760,106            -       133,760,106

Loss from operations                                                      (50,111,110)           -       (50,111,110)
Interest income                                                               690,830            -           690,830
Interest expense                                                           (7,529,748)           -        (7,529,748)
Other expenses, net                                                          (183,560)           -          (183,560)
                                                                        ---------------  ------------  ---------------
   Loss from continuing operations before extraordinary gain on
     repurchase of Convertible Subordinated Notes                         (57,133,588)           -       (57,133,588)

Loss from discontinued operations                                         (65,369,936)    65,369,936             -
                                                                        ---------------  ------------  ---------------
   Loss before extraordinary gain on repurchase of Convertible
     Subordinated Notes                                                  (122,503,524)    65,369,936     (57,133,588)

Extraordinary gain on repurchase of Convertible Subordinated Notes         23,354,551            -        23,354,551
                                                                        ---------------  ------------  ---------------
Net loss                                                                 $(99,148,973)   $65,369,936    $(33,779,037)
                                                                        ===============  ============  ===============
Basic and diluted net loss per share:
Loss from continuing operations before extraordinary gain on
   repurchase of Convertible Subordinated Notes                          $      (1.26)                  $      (1.26)
Loss from discontinued operations                                               (1.45)                             -
                                                                        ---------------                ---------------
Loss before extraordinary gain on repurchase of
   Convertible Subordinated Notes                                               (2.71)                         (1.26)
Extraordinary gain on repurchase of Convertible Subordinated Notes               0.52                           0.52
                                                                        ---------------                ---------------
Net loss applicable to common stockholders                               $      (2.19)                  $      (0.74)
                                                                        ===============                ===============
Basic and diluted weighted average common shares outstanding               45,203,182                     45,203,182
                                                                        ===============                ===============

---------
(B) Proforma adjustments include:

       Write-off of goodwill and other purchased intangibles     $57,272,765
       Estimated costs to sell the operation                       1,315,500
       Loss from operations                                        6,781,671
                                                                 -----------
                                                                 $65,369,936
                                                                 ===========
                                  iBASIS, INC.
              PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                  (UNAUDITED)

                                                                                              PROFORMA
                                                                                             ADJUSTMENTS
                                                                           HISTORICAL            (C)          PROFORMA
                                                                        ---------------   ---------------  ---------------
Net revenue:
   Data communications and telecommunications                            $124,577,766      $(14,398,001)    $110,179,765
   Professional services                                                    9,191,919        (9,191,919)             -
                                                                        ---------------   ---------------  ---------------
     Total net revenue                                                    133,769,685       (23,589,920)     110,179,765

Cost and operating expenses:
   Data communications and telecommunications                             108,716,131        (6,396,446)     102,319,685
   Professional services                                                    4,251,862        (4,251,862)             -
   Research and development                                                28,522,536        (4,583,318)      23,939,218
   Selling and marketing                                                   23,791,617        (3,468,859)      20,322,758
   General and administrative                                              27,801,153        (2,251,496)      25,549,657
   Depreciation and amortization                                           59,832,932       (27,469,323)      32,363,609
   Non-cash stock-based compensation                                        1,381,800               -          1,381,800
   Write-off of in-process research and development costs                  24,431,466       (24,431,466)             -
   Restructuring costs                                                     51,834,318               -         51,834,318
                                                                        ---------------   ---------------  ---------------
        Total operating expenses                                          330,563,815       (72,852,770)     257,711,045

Loss from operations                                                     (196,794,130)       49,262,850     (147,531,280)

Interest income                                                             9,413,013          (244,110)       9,168,903
Interest expense                                                          (17,269,909)          752,216      (16,517,693)
Other expenses, net                                                          (587,317)              -           (587,317)
                                                                        ---------------   ---------------  ---------------
   Loss before extraordinary gain on
     repurchase of Convertible Subordinated Notes                        (205,238,343)       49,770,956     (155,467,387)

Extraordinary gain on repurchase of Convertible Subordinated Notes         14,548,973               -         14,548,973
                                                                        ---------------   ---------------  ---------------
Net loss                                                                $(190,689,370)     $ 49,770,956    $(140,918,414)
                                                                        ===============   ===============  ===============
Basic and diluted net loss per share:
Loss before extraordinary gain on repurchase of
   Convertible Subordinated Notes                                       $       (4.81)                     $       (3.65)
Extraordinary gain on repurchase of Convertible Subordinated Notes               0.34                               0.34
                                                                        ---------------                    ---------------
Net loss applicable to common stockholders                              $       (4.47)                     $       (3.30)
                                                                        ===============                    ===============
Basic and diluted weighted average common shares outstanding               42,644,700                         42,644,700
                                                                        ===============                    ===============

-----------
(C) Proforma adjustments reflect the removal of ISS's statement of operations from the consolidated statement of operations.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date September 25, 2002            iBASIS, INC.

                                   By: /s/ RICHARD TENNANT
                                   -------------------------------
                                   Vice President, Finance and Administration
                                   And Chief Financial Officer
                                   (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


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